UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

THE PMI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PMI Plaza, 3003 Oak Road

Walnut Creek, California 94597

(Address of principal executive offices, including zip code)

(925) 658-7878

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 4, 2011, The PMI Group, Inc: (1) issued a press release announcing its consolidated financial results for the quarter ended June 30, 2011, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference; and (2) posted on its website (www.pmi-us.com under Investor Center) supplemental financial information for the second quarter of 2011 and supplemental portfolio information as of June 30, 2011, copies of which are attached hereto as Exhibits 99.2 and 99.3 and are incorporated herein by reference.

The information contained in this Current Report on Form 8-K (including the exhibits) is being furnished to, and shall not be deemed “filed” with, the Securities and Exchange Commission.

Item 8.01	Other Events.

See Item 2.02 above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

The following material is furnished as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	The PMI Group, Inc. Press Release dated August 4, 2010.

99.2	The PMI Group, Inc. Second Quarter 2011 Financial Supplement.

99.3	The PMI Group, Inc. Supplemental Portfolio Information as of June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PMI GROUP, INC.

Dated: August 4, 2011	By:	/s/ Donald P. Lofe, Jr.
Donald P. Lofe, Jr.
Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Dated: August 4, 2011	By:	/s/ Thomas H. Jeter
Thomas H. Jeter
Group Senior Vice President, Chief Accounting Officer and Corporate Controller